                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Filed by the Registrant [x]

         Filed by a Party other than the Registrant [ ]

         Check the appropriate box:

         [ ]  Preliminary Proxy Statement

         [ ]  Confidential, for Use of the Commission
              Only (as permitted by Rule 14a-6(e)(2))

         [x]  Definitive Proxy Statement

         [ ]  Definitive Additional Materials

         [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Sharper Image Corporation
    ---------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ---------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

         [x]  No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

  ---------------------------------------------------------------------------

         (2)  Aggregate number of securities to which transaction applies:

  ---------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee was calculated and state how it was determined):

  ---------------------------------------------------------------------------


         (4)  Proposed maximum aggregate value of transaction:

  ---------------------------------------------------------------------------

         (5)  Total fee paid:

  ---------------------------------------------------------------------------

         [ ]     Fee paid previously with preliminary materials.

  ---------------------------------------------------------------------------

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount Previously Paid:

  ---------------------------------------------------------------------------

         (2)  Form, Schedule or Registration Statement No.:

  ---------------------------------------------------------------------------

         (3)  Filing Party:


  ---------------------------------------------------------------------------

         (4)  Date Filed:

  ---------------------------------------------------------------------------

                                      LOGO

                                                                  APRIL 28, 1999

TO THE STOCKHOLDERS OF
SHARPER IMAGE CORPORATION:

     You are cordially invited to attend the Annual Meeting of Stockholders of Sharper Image Corporation (the "Company") on June 7, 1999 at 10:00 a.m., which will be held at the World Trade Club, Ferry Building, San Francisco, California 94111.

     Details of business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement. At the Annual Meeting, we will present a report on the progress of the Company during the past year.

     Accompanying this Proxy Statement is our 1998 Annual Report to
Stockholders.

     We hope that you will attend the Annual Meeting. Whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy promptly in the accompanying reply envelope so that your shares will be represented at the Annual Meeting.

                                          Sincerely yours,

                                          RICHARD THALHEIMER
                                          Founder, Chairman of the Board, and
                                          Chief Executive Officer

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                           SHARPER IMAGE CORPORATION
                                650 DAVIS STREET
                        SAN FRANCISCO, CALIFORNIA 94111
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 7, 1999

     The Annual Meeting of Stockholders of Sharper Image Corporation (the "Company") will be held at the World Trade Club, Ferry Building, San Francisco, California 94111, on Monday, June 7, 1999, at 10:00 a.m., for the following purposes:

          1. To elect Directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

          2. To approve the 1999 amendment of the Company's Stock Option Plan (the "Option Plan") in order to (i) increase the number of shares of Common Stock reserved for issuance thereunder by an additional 750,000 shares and
     (ii) to extend the term of the Option Plan through September 30, 2004.

          3. To approve the 1999 amendment of the Non-Employee Directors Stock Option Plan (the "Directors Plan") in order to (i) increase the number of shares of Common Stock reserved for issuance thereunder by an additional 200,000 shares; (ii) grant the Non-Employee Directors an automatic 2,000 share option each fiscal quarter for each Director who has served for at least six months on the date of the grant and (iii) delete the automatic 1,000 share grant to each eligible Non-Employee Director on the date of the Annual Meeting.

          4. To ratify the selection of Deloitte & Touche LLP as the Company's independent auditor for the fiscal year ending January 31, 2000; and

          5. To transact any other business which may properly come before the meeting or any adjournments or postponements thereof.

     The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice.

     Stockholders of record at the close of business on April 15, 1999 will be entitled to vote at the Annual Meeting. Whether or not you plan to attend, please sign, date, and return the enclosed proxy in the envelope provided. The prompt return of your proxy will assist us in preparing for the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          RICHARD THALHEIMER
                                          Founder, Chairman of the Board, and
                                          Chief Executive Officer

San Francisco, California
April 28, 1999

                              [SHARPER IMAGE LOGO]

                                PROXY STATEMENT
                                    FOR THE
                       ANNUAL MEETING OF STOCKHOLDERS OF

                           SHARPER IMAGE CORPORATION
                            TO BE HELD JUNE 7, 1999

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sharper Image Corporation, a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. at the World Trade Club, Ferry Building, San Francisco, California 94111 on June 7, 1999 and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the proxy card were first mailed to stockholders on or about April 28, 1999.

     The address of the principal executive office of the Company is 650 Davis Street, San Francisco, California 94111.

                                 VOTING RIGHTS

     Only stockholders of record of the Company's Common Stock ("Common Stock") at the close of business on April 15, 1999 will be entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock entitles the holders thereof to one vote on each matter to come before the Annual Meeting. On April 15, 1999, there were 8,959,648 shares of Common Stock outstanding.

     The enclosed proxy is solicited by the Company's Board of Directors ("Board of Directors" or "Board"), and, when returned properly completed, will be voted as you direct on your proxy card. In the absence of contrary instructions, shares represented by such proxies will be voted FOR the proposals discussed herein and in the discretion of the proxy holders on other matters presented at the Annual Meeting. Management does not know of any matters to be presented at this Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the Annual Meeting, in the discretion of the proxy holder, shares represented by such proxies will be voted upon any other business. Abstentions and broker non-votes are each included in the number of shares present for quorum purposes. Abstentions which may be specified on all proposals other than the election of Directors are counted in tabulations of the votes cast on proposals presented to stockholders; whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                            REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting the shares covered by the proxy in person.

                            SOLICITATION OF PROXIES

     The entire cost of soliciting proxies will be borne by the Company. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, facsimile, e-mail, or other means by Directors, officers, employees or agents of the Company who will not receive additional compensation for such solicitation. Copies of the solicitation material will be furnished to brokerage firms, fiduciaries and other custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. Such persons will be reimbursed by the Company for their reasonable expenses incurred in sending proxy material to beneficial owners of the Common Stock.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     At the Annual Meeting, five (5) Directors are to be elected to serve until the next Annual Meeting and until their successors are elected and qualified. Set forth below is information regarding the nominees to the Board of Directors for election as Directors. Director Maurice Gregg will not be standing for re-election.

     It is intended that the proxies will be voted for the election as Directors of the five nominees named below, unless authority to vote for any such nominee is withheld. The five nominees receiving the highest number of affirmative votes at the Annual Meeting will be elected. In the unanticipated event that a nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee named by the present Board of Directors to fill the vacancy. Each nominee has agreed to serve if elected, and the Board of Directors is not aware of any nominee who is unable or will decline to serve as a Director.

NOMINEES TO THE BOARD OF DIRECTORS

           NAME                                PRINCIPAL OCCUPATION                     AGE
           ----                -----------------------------------------------------    ---
Richard Thalheimer             Founder, Chairman of the Board and Chief Executive       51
                               Officer of Sharper Image Corporation
Alan Thalheimer                Retired Business Executive                               73
Gerald Napier                  Retired President, I. Magnin and Company                 72
Morton David                   Retired Chairman, Franklin Electronic Publishers Inc.    62
George James                   Retired Senior Vice President and Chief Financial        61
                               Officer, Levi Strauss & Co.

     RICHARD THALHEIMER is the founder of the Company and has served as Chief Executive Officer and as a Director of the Company since 1978 and as Chairman of the Board of Directors since 1985. Mr. Richard Thalheimer also served as President of the Company through July 1993.

     ALAN THALHEIMER has been a Director of the Company since June 1981 and was President of Thalheimer, Inc. or its predecessor from May 1981 until retiring in 1993. Mr. Alan Thalheimer is the father of Mr. Richard Thalheimer.

     GERALD NAPIER was appointed by the Board of Directors to serve as a Director of the Company in April 1997. Mr. Napier was the President of I. Magnin and Company from February 1982 until retiring in 1988. Mr. Napier was Senior Vice President of General Operations at Abraham and Straus from 1977 to 1982.

     MORTON DAVID was appointed by the Board of Directors to serve as a Director of the Company in January 1998. Mr. David was Chairman, President and Chief Executive Officer of Franklin Electronic Publishers, Inc. from May 1984 until his retirement in February 1998.

     GEORGE JAMES is a nominee to serve as a Director of the Company. Mr. James was Senior Vice President and Chief Financial Officer of Levi Strauss & Co. from 1985 until his retirement in 1998. Mr. James was Executive Vice President and Group President from 1984 to 1985, and was Executive Vice President and Chief Financial Officer from 1982 to 1983 at Crown Zellerbach Corporation. Mr. James was Senior Vice President and Chief Financial Officer from 1972 to 1982 with Arcata Corporation. Mr. James is a Director of Crown Vantage, Inc.

RECOMMENDATIONS OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED ABOVE.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held three meetings during fiscal 1998. Each Director attended more than seventy-five percent (75%) of the aggregate of (i) the total number of such meetings held during the fiscal year, or a portion of the fiscal year, during which such Director served as a member of the Board, and (ii) the total number of meetings held by all committees of the Board on which such Director served as a member, except Director Alan Thalheimer who attended 67% of such meetings. The Board of Directors has an Audit Committee and a Compensation Committee.

     The Audit Committee of the Board was established in November 1987 and during fiscal 1998 consisted of Directors Maurice Gregg, Alan Thalheimer and Gerald Napier. Mr. Morton David was appointed to the Audit Committee in April 1999. The Audit Committee is responsible for recommending engagement of the Company's independent auditor, approving services performed by such accountants and reviewing internal accounting controls, audit plans and results, and financial reporting procedures. The Audit Committee held three meetings during fiscal 1998.

     The Compensation Committee was established in November 1987 and during fiscal 1998 consisted of Directors Maurice Gregg, Gerald Napier and Morton David. The Compensation Committee is responsible for making and reviewing recommendations regarding employee compensation and administering the Company's Stock Option Plan (the "Option Plan"). The Compensation Committee held one meeting during fiscal 1998.

     The Board of Directors does not have a nominating committee or committee performing similar functions.

DIRECTOR REMUNERATION

     During fiscal 1998, each of the Company's non-employee Directors was paid an annual retainer of $5,000 plus $1,000 for attending each regular meeting of the Board of Directors. The general policy of the Company is to reimburse Directors for all reasonable expenses incurred to attend each meeting of the Board of Directors. All Directors are also eligible to participate in certain of the Company's employee benefit plans. Under the 1994 Non-Employee Directors Stock Option Plan, each individual who first becomes an eligible non-employee Board member will be automatically granted an option to purchase 2,000 shares of Common Stock. In addition, on the date of each Annual Stockholders Meeting, each individual re-elected as a non-employee Board member at that Annual Meeting will receive an automatic option grant to purchase 1,000 shares of Common Stock, provided such individual has served as a Board member for at least six (6) months. The exercise price will be 100% of the fair market value of the Common Stock on the automatic grant date. The options are immediately exercisable and the option shares will vest upon the optionee's completion of one (1) year of Board service measured from the grant date. Any unvested shares purchased under the option will be subject to repurchase by the Company upon the optionee's cessation of Board service prior to vesting in those shares. This 1,000 share grant at the Annual Meeting is being eliminated subject to stockholder approval of Proposal No. 3. The three non-employee Board members elected to the Board at the 1998 Annual Meeting, Messrs. A. Thalheimer, Gregg and Napier each received at that time an automatic option grant for 1,000 shares of Common Stock with an exercise price of $5.5625 per share. Messr. M. David did not receive an automatic option grant because he had not served as a Board member for six months at the time of the 1998 Annual Meeting. On November 1, 1998 and February 1, 1999 each of the four non-employee Directors was granted an option under the 1999 amendment of the Non-Employee Directors Stock Option Plan to purchase 2,000 shares of Common Stock at an exercise price of $3.875 and $17.00 respectively, the fair market value on grant date. These option grants are subject to stockholder approval of Proposal No. 3 below, and the terms and conditions of the grants are summarized in that proposal. The shares subject to these options will vest upon the optionee's completion of one (1) year of Board service measured from the grant date.

                                 PROPOSAL NO. 2

                         APPROVAL OF 1999 AMENDMENT OF
                        THE COMPANY'S STOCK OPTION PLAN

                                  INTRODUCTION

     The stockholders are being asked to vote on a proposal to approve the 1999 amendment of the Company's Stock Option Plan (the "Option Plan"). The 1999 amendment was approved by the Board of Directors on September 25, 1998, subject to stockholder approval at the 1999 Annual Meeting, and its principal purpose is to (i) increase the number of shares of Common Stock authorized for issuance over the remaining term of the Option Plan by an additional 750,000 shares, increasing the total to 3,155,000 shares and (ii) to extend the term of the Option Plan through September 30, 2004.

     The Option Plan was originally adopted by the Board on May 20, 1985 and was amended by the Board on March 13, 1987 to increase the number of issuable shares under the Option Plan to 1,150,000 shares. Such amendment was approved by the stockholders on April 14, 1987. The Option Plan was further amended by the Board on January 20, 1992 to (a) increase the number of issuable shares to 1,655,000 shares, (b) allow consultants to receive option grants or stock appreciation rights under the Option Plan, (c) conform the provisions of the option Plan to certain changes in Rule 16b-3 of the Securities and Exchange Commission in order to allow certain transactions effected by the Company's officers and directors under the Option Plan to continue to qualify for exemption from the short-swing liability provisions of the federal securities laws, and (d) extend the term of the Option Plan to January 19, 2002. The amendments were approved by the stockholders on April 29, 1992. The Option Plan was further amended on October 7, 1994 to (a) increase the number of issuable shares to 2,405,000, (b) limit the maximum number of shares for which any one individual may be granted stock options and separately exercisable stock appreciation rights to 300,000 shares per fiscal year, except for the fiscal year in which an individual receives his or her initial grant the limit was increased to 400,000 shares, (c) expand the eligibility provisions to allow individuals in the Company's employ or service who own or are deemed to own more the twenty-five percent (25%) of the Company's outstanding common stock to receive stock options and stock appreciation rights under the Option Plan and (d) render non-employee members of the Board ineligible to receive any further stock option grants or stock appreciation rights under the Option Plan. The amendments were approved by the stockholders at the 1995 Annual Meeting.

     The purpose of the 1999 amendment is to ensure that the Company will continue to have sufficient reserves of Common Stock available under the Option Plan to attract and retain the services of key individuals essential to the Company's long-term growth and success and to extend the term of the Option Plan for a period during which the reserved shares are expected to be issued.

     The terms and provisions of the Option Plan, as revised by the 1999 amendment, are summarized below. The summary, however, is not intended to be a complete description of all of the restated Option Plan. A copy of the restated Option Plan will be furnished by the Company to any stockholder upon written request to the Secretary of the Company at the corporate offices in San Francisco, California.

ADMINISTRATION

     The Option Plan may be administered by one or more committees comprised of Board members appointed by the Board. The Primary Committee comprised of two (2) or more Board members appointed by the Board will have the sole and exclusive authority to grant stock options and stock appreciation rights to officers and directors of the Company who are subject to the short-swing profit restrictions of the federal securities laws. No Board member will be eligible to serve on the Primary Committee if such individual has, within the twelve (12)-month period immediately preceding the date of his or her appointment, received any option grant or stock appreciation right under the Option Plan or any other stock plan of the Company (or any parent or subsidiary corporation), except for any automatic option grants received under the amended Directors Plan. Stock options and stock appreciation rights may be granted under the Option Plan to all other eligible individuals by either the Primary Committee or by a Secondary Committee of two (2) or more Board members appointed by the Board.

     Subject to the limited authority which may from time to time be provided to the Secondary Committee to grant stock options or stock appreciation rights under the Option Plan, the Primary Committee will as the Plan Administrator have full authority to determine the eligible individuals who are to receive option grants or stock appreciation rights, the number of shares to be covered by each such grant, the date or dates on which the grant is to become exercisable, and the maximum term for which grant is to remain outstanding. The Plan Administrator will also have the discretion to determine whether the granted stock options are to be incentive stock options under the federal tax laws or nonstatutory options. In addition, the Plan Administrator will have full authority to accelerate the exercisability of outstanding options and stock appreciation rights upon such terms and conditions as it may deem appropriate. All expenses incurred in administering the Option Plan will be paid by the Company. At present, the Compensation Committee of the Board serves as the sole Plan Administrator.

ELIGIBILITY

     The individuals who receive option grants or stock appreciation rights pursuant to the Option Plan are key employees (including officers) and independent consultants of the Company (or its parent or subsidiary companies). As of April 15, 1999, all employees (including 8 executive officers) were eligible to participate in the Option Plan.

PRICE AND EXERCISABILITY

     The option exercise price may not be less than one hundred percent (100%) of the fair market value per share of Common Stock on the grant date, and no option may have a maximum term in excess of ten (10) years measured from the grant date. Options are not assignable or transferable other than by will or by the laws of inheritance following the optionee's death, and the option may, during the optionee's lifetime, be exercised only by the optionee. The optionee will not have any stockholder rights with respect to the option shares until the option is exercised and the exercise price is paid for the purchased shares.

     Options granted under the Option Plan may be immediately exercisable for all the option shares, on either a vested or unvested basis, or may become exercisable for fully vested shares in one or more installments over the optionee's period of service. Any unvested shares of Common Stock issued under the Option Plan will be subject to repurchase by the Company, at the original exercise price paid per share, upon the optionee's cessation of service prior to vesting in such shares. The Plan Administrator will have complete discretion in establishing the vesting schedule for any such unvested shares and will have full authority to cancel the Company's outstanding repurchase rights with respect to one or more unvested shares held by the optionee and may exercise that authority at any time, whether before or after the optionee's service actually ceases.

     The exercise price for the purchased shares will be payable in cash or in shares of Common Stock valued at fair market value on the exercise date. The option may also be exercised through a cashless exercise procedure pursuant to which the optionee provides irrevocable written instructions to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, an amount equal to the aggregate exercise price payable for the purchased shares plus all applicable withholding taxes. The Plan Administrator may also assist any optionee (including any officer) in the exercise of one or more outstanding options by authorizing a loan from the Company or permitting the optionee to pay the exercise price through a promissory note payable in installments over a period of years. The terms and conditions of any such loan or promissory note will be established by the Plan Administrator in its sole discretion, but in no event may the maximum credit extended to the optionee exceed the aggregate exercise price payable for the repurchased shares (less the par value of those shares), plus any federal and state income or employment taxes incurred in connection with the purchase.

VALUATION

     The fair market value per share of Common Stock on any relevant date under the Option Plan will be deemed to be equal to the closing selling price of the Common Stock on the date in question on either the Nasdaq National Market or any national securities exchange which may subsequently serve as the primary market for the Common Stock. The fair market value of the Common Stock on April 15, 1999, as reported on the Nasdaq National Market, was $11.75 per share.

SECURITIES SUBJECT TO OPTION PLAN

     Subject to stockholder approval of the 750,000 share increase which forms part of this Proposal, 1,144,000 shares of the Common Stock are currently reserved for future issuance under the Option Plan. The shares will be made available either from the Company's authorized but unissued Common Stock or from Common Stock reacquired by the Company. In no event, however, will any one participant in the Option Plan be granted stock options or separately exercisable stock appreciation rights for more than 300,000 shares in any fiscal year, except that for the fiscal year in which an individual receives his or her initial stock option grant under the Option Plan, the limit will be increased to 400,000 shares.

     As of April 15, 1999, options for 1,088,118 shares were outstanding under the Option Plan, and 1,144,000 shares were available for future option grants, assuming stockholder approval of the 750,000 share increase which forms part of this Proposal.

     Should an option expire or terminate for any reason prior to exercise in full (including options cancelled in accordance with the cancellation-regrant provisions described below), the shares subject to the portion of the option not so exercised will be available for subsequent option grant under the Option Plan. Shares subject to any option surrendered or cancelled in accordance with the stock appreciation right provisions of the Option Plan and all shares issued under the Option Plan, whether or not those shares may be subsequently reacquired by the Company pursuant to its repurchase rights under the Option Plan, will reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance.

CHANGES IN CAPITALIZATION

     In the event any change is made to the Common Stock issuable under the Option Plan by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Option Plan, (ii) the maximum number and/or class of securities for which any one participant may be granted stock options or separately exercisable stock appreciation rights in any fiscal year and (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option. The adjustments to the outstanding options will preclude the enlargement or dilution of rights and benefits under those options.

TERMINATION OF SERVICE

     Should the optionee cease to remain in the Company's service while holding one or more options under the Option Plan, then those options will not remain exercisable beyond the limited post-service period (not to exceed twelve (12) months) designated by the Plan Administrator at the time of the option grant. Under no circumstances, however, may any option be exercised after the specified expiration date of the option term. Each such option will normally, during such limited period, be exercisable only for the number of shares of Common Stock for which the option is exercisable at the time of cessation of service.

     The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

     For all purposes under the Option Plan, an individual will be deemed to remain in service for so long as he or she continues in the service of the Company or one or more parent or subsidiary corporations, whether as an employee or an independent consultant, unless otherwise provided in the applicable stock option or stock issuance agreement.

CORPORATE TRANSACTION

     In the event of any one of the following stockholder-approved transactions (a "Corporate Transaction"):

     - a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated,

     - the sale, transfer or other disposition of all or substantially all of the Company's assets, or

     - any reverse merger in which the Company is the surviving entity.

each outstanding option will automatically become exercisable, immediately prior to the effective date of the Corporate Transaction, for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of such shares as fully vested shares. However, an outstanding option will not so accelerate if and to the extent: (i) such option is either to be assumed by the successor corporation (or parent thereof) or is otherwise to be replaced by a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof) or (ii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of grant.

     The Company's outstanding repurchase rights under the Option Plan will also terminate, and the shares subject to such terminated rights will become fully vested, upon the Corporate Transaction, except to the extent (i) one or more of such repurchase rights are expressly assigned to the successor corporation (or its parent company) in connection with the Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase rights are issued.

     Immediately following the consummation of the Corporate Transaction, all outstanding options will terminate and cease to be exercisable, except to the extent assumed by the successor corporation (or its parent company).

STOCK APPRECIATION RIGHTS

     At the discretion of the Plan Administrator, options may be granted with tandem and/or limited stock appreciation rights. Tandem stock appreciation rights will provide the holders with the right to surrender all or part of the underlying stock option in exchange for an appreciation distribution from the Company equal in amount to the excess of (i) the fair market value (on the option surrender date) of the vested shares of Common Stock for which the surrendered option is at the time exercisable over (ii) the aggregate exercise price payable for those vested shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in Common Stock.

     One or more officers of the Company subject to the short-swing profit restrictions of the Federal securities laws may be granted limited stock appreciation rights in connection with their option grants. Any option with such limited stock appreciation right in effect for at least six (6) months will automatically be cancelled, whether or not the option is otherwise at the time exercisable for vested shares of Common Stock, upon the successful completion of a hostile tender offer for securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities. The officer will in turn receive a cash distribution from the Company in an amount per cancelled option share equal to the excess of (i) the highest reported price per share of Common Stock paid in the tender offer over (ii) the exercise price payable per option share.

     The outstanding option grants under the Option Plan will in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. However, the acceleration of those options in the event of a Corporate Transaction or the cancelation of such options in connection with a hostile take-over may be seen as an anti-takeover provision and may have the effect of discouraging a proposal for merger, a takeover attempt or other efforts to gain control of the Company.

CANCELLATION AND NEW GRANT OF OPTIONS

     The Plan Administrator will have the authority to effect, on one or more separate occasions, the cancellation of outstanding options under the Option Plan which have exercise prices in excess of the then current market price of the Common Stock and to issue replacement options with an exercise price not less than one hundred percent (100%) of the fair market value per share of Common Stock on the new grant date.

EXCESS GRANTS

     The Option Plan permits the grant of options to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Option Plan. Any shares acquired upon the exercise of such options will be held in escrow until the stockholders approve an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Option Plan.

AMENDMENT AND TERMINATION OF THE OPTION PLAN

     The Board of Directors may amend or modify the Option Plan in any or all respects whatsoever. However, no such amendment may adversely affect the rights of holders of outstanding stock options or unvested share issuances without their consent. In addition, the Board may not, without the approval of the Company's stockholders, (i) materially increase the maximum number of shares issuable under the Option Plan, except to reflect certain changes in the Company's capital structure, (ii) materially modify the eligibility requirements for option grants or (iii) otherwise materially increase the benefits accruing to participants under the Option Plan.

     The Board may terminate the Option Plan at any time, and the Option Plan will in all events terminate on September 30, 2004. Subject to stockholder approval, this date was extended from January 19, 2002 by the Board of Directors as part of the 1999 amendment. Each stock option or unvested share issuance outstanding at the time of such termination will remain in force in accordance with the provisions of the agreement evidencing such grant or issuance.

STOCK AWARDS

     The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table of the Executive Compensation and Other Information section of this Proxy Statement and various indicated individuals and groups, the number of shares of Common Stock subject to the options granted under the 1999 amendment of the Company's Stock Option Plan between February 1, 1998 and April 15, 1999, together with the weighted average exercise price payable per share.

                                OPTIONS AWARDED

                                                                            WEIGHTED AVERAGE
                                                        OPTIONS GRANTED     EXERCISE PRICE OF
             NAME AND PRINCIPAL POSITION               (NUMBER OF SHARES)    GRANTED OPTIONS
             ---------------------------               ------------------   -----------------
Richard Thalheimer...................................        90,000              $3.875
  Founder, Chairman of the Board,
  and Chief Executive Officer
Barry Gilbert........................................           -0-                 -0-
  Vice Chairman and Chief Operating Officer
Tracy Wan............................................        75,000              $4.075
  Executive Vice President, Chief Financial Officer
Davia Kimmey.........................................        10,000              $4.875
  Senior Vice President, Marketing
Shannon King.........................................        15,000              $3.875
  Senior Vice President, Merchandising
All executive officers as a group (6 persons)........       229,000              $4.115
All employees and independent consultants, including
  officers who are not executive officers, as a group
  (29 persons).......................................       239,000              $4.390

FEDERAL TAX CONSEQUENCES

     Options granted under the Option Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as described below:

     Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

     For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two (2) years after the grant date of the option and more than one (1) year after the exercise date. If the optionee fails to satisfy either of these two minimum holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

     Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the date the option was exercised over (ii) the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the date the option was exercised over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares. The Company anticipates that the deductions attributable to the compensation income arising from disqualifying dispositions under the Option Plan will not be subject to the annual $1.0 million limit per covered individual on the deductibility of compensation paid to certain executive officers of the Company.

     Non-statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     Special provisions of the Internal Revenue code apply to the acquisition of unvested shares of Common Stock under a non-statutory option. These special provisions may be summarized as follows:

          (a) If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company, at the original exercise price paid per share, upon the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the Company's repurchase right lapses with respect to those shares over (ii) the exercise price paid for the shares.

          (b) The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date (determined as if the shares were not subject to the Company's repurchase right) over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the Company's repurchase right lapses.

     The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. the deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee. The Company anticipates that the deductions attributable to the compensation income arising from the exercises of non-statutory options under the Option Plan will not be subject to the annual $1.0 million limit per covered individual on the deductibility of compensation paid to certain executive officers of the Company.

     Stock Appreciation Rights. An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to a business expense deduction equal to the appreciation distribution for the taxable year of the Company in which the ordinary income is recognized by the optionee.

ACCOUNTING TREATMENT

     Under present accounting rules, neither the grant nor the exercise of options issued at fair market value under the Option Plan will result in any direct charge to the Company's earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in pro forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the fair value of those options at the time of grant treated as compensation expense. The number of outstanding options under the Option Plan may be a factor in determining earnings per share.

     The Financial Accounting Standards Board recently announced its intention to issue an Exposure Draft of a proposed interpretation of APB Opinion 25, "Accounting for Stock Issued to Employees." Under the proposed interpretation, option grants made to non-employees after December 15, 1998 may result in a direct charge to the Company's reported earnings based upon the fair value of the option. Such charge is likely to include the appreciation in the value of the option shares over the period between the grant date of the option (or, if later, the effective date of the final amendment) and the vesting date of each installment of the option shares. In addition, if the proposed interpretation is adopted, any options which are repriced after December 15, 1998 may also trigger a direct charge to Company's reported earnings measured by the appreciation in the value of the underlying shares over the period between the grant date of the option (or, if later, the effective date of the final amendment) and the date the option is exercised for those shares.

     Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to be charged against the Company's earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of Common Stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end will be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The affirmative vote of a majority of the issued and outstanding voting shares present or represented by proxy and entitled to vote at the Annual Meeting is necessary for approval of the 1999 amendment of the Option Plan. If such stockholder approval is not obtained, then the 750,000-share increase to the share reserve will not be implemented, and any stock option grants made on the basis of the 750,000-share increase will terminate without ever becoming exercisable for the shares of Common Stock subject to those options. No additional options will be granted on the basis of such share increase, and the Option Plan will terminate once the existing share reserve available under the 1995 Plan has been issued.

     The Board of Directors believes that the amendment of the Option Plan is necessary in order to continue to provide equity incentives to attract and retain the services of key employees and consultants.

     FOR THIS REASON, THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.

                                 PROPOSAL NO. 3

                         APPROVAL OF 1999 AMENDMENT OF
             THE COMPANY'S NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

                                  INTRODUCTION

     The stockholders are being asked to vote on a proposal to approve the 1999 amendment of the Company's Non-Employee Stock Option Plan (the "Directors Plan"). The 1999 amendment was approved by the Board of Directors on September 25, 1998, subject to stockholder approval at the 1999 Annual Meeting, and will effect the following principal changes to the existing provisions of the Directors Plan: (i) to increase the number of shares of Common Stock authorized for issuance over the remaining term of the Directors Plan by an additional 200,000 shares to 250,000 shares, (ii) on the first day of each fiscal quarter each non-employee board member will automatically be granted a nonstatutory option to purchase 2,000 shares of Common Stock, provided such individual has served as a Board member for a period of at least six months and (iii) delete the automatic granting of a nonstatutory option to purchase 1,000 shares of stock upon being re-elected as a non-employee Board member at the Annual Meeting.

     The Directors Plan was originally adopted by the Board on October 7, 1994 and approved by the stockholders on June 12, 1995.

     The terms and provisions of the Directors Plan, as revised by the 1999 amendment, are summarized below. The summary, however, is not intended to be a complete description of all of the restated Option Plan. A copy of the restated Directors Plan will be furnished by the Company to any stockholder upon written request to the Secretary of the Company at the corporate offices in San Francisco, California.

     The Directors Plan is designed to serve as an equity incentive program to attract and retain highly-qualified individuals with substantial experience in the industry to serve as non-employee members of the Board. The following is a summary of the principal features of the Directors Plan. The summary, however, does not purport to be a complete description of all the provisions of the Directors Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so by written request to the Corporate Secretary at the Company's executive offices.

ADMINISTRATION

     The terms and conditions of each automatic option grant (including the timing and pricing of the option grant) will be governed by the express terms and conditions of the Directors Plan, and neither the Board nor any committee of the Board will exercise any discretionary functions with respect to such option grants.

ISSUABLE SHARES

     Subject to stockholder approval of the 200,000 share increase which forms part of this Proposal, 211,000 shares of Common Stock are currently reserved for future issuance under the Directors Plan. These shares may be drawn from either the Company's authorized but unissued shares of Common Stock or from re-acquired shares of Common Stock, including shares repurchased by the Company on the open market. As of April 15, 1999, options for 30,000 shares were outstanding under the Directors Plan.

     Should one or more outstanding options under the Directors Plan expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised will be available for subsequent option grants. Shares subject to any option or portion thereof surrendered in accordance with the cash-out provisions of the Directors Plan and all share issuances under the Directors Plan, whether or not the shares are subsequently repurchased by the Company, will reduce on a share for share basis the number of shares of Common Stock available for subsequent option grants.

     Should any change be made to the outstanding Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, then appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Directors Plan, (ii) the number and/or class of securities for which automatic option grants are to be subsequently made to each newly-elected or continuing non-employee Board member and (iii) the number and/or class of securities and exercise price per share in effect under each option outstanding under the Directors Plan.

ELIGIBILITY

     The individuals eligible to receive automatic option grants will be limited to (i) those individuals serving as non-employee Board members on the September 25, 1998 effective date of the Directors Plan, (ii) those individuals who are first elected or appointed as non-employee Board members after such effective date, whether through appointment by the Board or election by the Company's stockholders.

     As of April 15, 1999, there were four (4) non-employee Board members eligible to participate in the Directors Plan.

OPTION AWARDS

     On November 1, 1998 and February 1, 1999 each eligible non-employee Board member (Morton David, Maurice Gregg, Gerald Napier and Alan Thalheimer) was granted a nonstatutory stock option to purchase 2,000 shares of Common Stock at an exercise price of $3.875 and $17.00 respectively.

FUTURE OPTION GRANTS

     Each individual who firsts becomes an eligible non-employee Board member will automatically granted, at the time of his or her initial election or appointment to the Board, a nonstatutory option to purchase 2,000 shares of Common Stock.

     In addition, on the first date of each fiscal quarter (February 1, May 1, August 1 and November 1) each non-employee Board member will automatically be granted a nonstatutory option to purchase 2,000 shares of Common Stock, provided such individual has served as a Board member for a period of least (6) months. There will be no limit on the number of such quarterly 2,000-share grants an eligible non-employee Board member may receive over his or her period of continued Board service.

PRICE AND EXERCISABILITY

     The exercise price per share of Common Stock subject to each automatic option grant will be equal to one hundred percent (100%) of the fair market value per share on the automatic grant date. Such fair market value will be deemed equal to the closing selling price per share of Common Stock on the grant date, as reported on the Nasdaq National Market. On April 15, 1999, the fair market value per share was $11.75.

     The exercise price is payable in cash or in shares of Common Stock valued at fair market vale on the exercise date. The exercise price may also be paid through a same-day sale program, pursuant to which the a Company-designated brokerage firm will effect the immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares.

     Each automatic grant will be immediately exercisable for any or all of the option shares. However, no such grant will become exercisable in whole or in part unless the stockholders approve the amendment to the Directors Plan at the 1999 Annual Meeting. Any shares purchased under the option will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each automatic grant will vest upon optionee's completion of one (1) year of Board service measured from the automatic grant date.

TERMINATION OF BOARD SERVICE

     Should the optionee cease to serve as a Board member for any reason (other than death or permanent disability) while holding one or more automatic option grants, then that individual will have a six (6)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the option shares in which he or she is vested at the time of his or her cessation of Board service.

     Should the optionee die within six (6) months after cessation of Board service, then any automatic option grant held by him or her at the time of death may subsequently be exercised, for any or all of the option shares in which the optionee is vested at the time of his or her cessation of Board service, by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to his or her will or in accordance with the laws of inheritance. The right to exercise each such option will lapse upon the expiration of the twelve (12)-month period measured from the date of the optionee's death.

     Should the optionee die or become permanently disabled while serving as a Board member, then any automatic option grant held by him or her at the time of his or her death or permanent disability may subsequently be exercised by the optionee (or a personal representative of the optionee's estate) for any or all of the option shares as fully-vested shares of Common Stock. The option will remain so exercisable until the expiration of the twelve (12)-month period measured from the date of the optionee's death or permanent disability.

     In no event, however, may any automatic grant be exercised more than ten
(10) years after the automatic grant date.

SPECIAL ACCELERATION EVENTS

     In the event of the Company is acquired by a merger or asset sale, the shares of Common Stock at the time subject to each outstanding automatic grant but not otherwise vested will vest in full so that each such option will, immediately prior to the specified effective date for such acquisition, become fully exercisable for all of the shares at the time subject to that option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of such acquisition, each automatic option grant will terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent corporation.

     In connection with any hostile take-over of the Company, whether effected by a tender offer for securities possessing fifty percent (50%) or more of the Company's outstanding voting power or by a change in the majority of the Board resulting from one or more contested elections for Board membership, the shares of Common Stock at the time subject to each outstanding automatic grant but not otherwise vested will vest in full so that each such option will, immediately prior to the specified effective date for such take-over, become fully exercisable for all of the shares at the time subject to that option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option will remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term.

     Upon the successful completion of a hostile tender offer for securities possessing fifty percent (50%) or more of the Company's outstanding voting power, each optionee will have a thirty (30)-day period in which to surrender to the Company each automatic option grant held by him or her for a period of at least six (6) months. The optionee will in return be entitled to a cash distribution from the Company in an amount per share subject to the surrendered option equal to the excess of (i) the highest reported price per share of Common Stock paid by the tender offeror over (ii) the exercise price payable per share.

     The automatic option grants will in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets. However, the acceleration of vesting of the option shares upon an acquisition of the Company by merger or asset sale or upon a hostile take-over may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a take-over attempt or other effort to gain control of the Company.

PLAN AMENDMENTS

     The Board has complete and exclusive power and authority to amend or modify the Directors Plan in any or all respects whatsoever. However, (i) the Directors Plan, together with the option grants outstanding thereunder, may not be amended at intervals more frequently than once every six
(6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations, and (ii) no such amendment or modification may adversely affect rights and obligations with respect to options at the time outstanding under the Directors Plan, unless the affected optionees consent to such amendment. In addition, the Board may not, without the approval of the Company's stockholders, amend the Directors Plan to (i) materially increase the maximum number of shares issuable thereunder or the number of shares issuable per newly-elected or continuing non-employee Board member, except for permissible adjustments in the event of certain changes to the Company's capital structure, (ii) materially modify the eligibility requirements for participation in the Directors Plan or (iii) materially increase the benefits accruing to participants.

PLAN TERMINATION

     The Directors Plan will terminate upon the earlier of (i) September 30, 2004 or (ii) the date on which all shares available for issuance under the Directors Plan are issued or cancelled pursuant to the exercise or cash-out of the granted options. If the date of plan termination is determined under clause
(i) above, then all option grants and unvested stock issuances outstanding on such date will continue to have force and effect in accordance with the provisions of the agreements evidencing those option grants or stock issuances.

FEDERAL INCOME TAX CONSEQUENCES

     Options granted under the Directors Plan will be nonstatutory options which do not satisfy the requirements of Section 422 of the Internal Revenue Code. No taxable income will be recognize by an optionee upon the grant of the nonstatutory option, but the optionee will normally recognize ordinary income in the year in which the option is exercised. The amount of such ordinary income will be equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares.

     Special provisions of the Internal Revenue Code apply to the acquisition of unvested shares of the Company's common stock under a nonstatutory option. These special provisions may be summarized as follows:

          1. If the shares acquired upon exercise of the nonstatutory option are subject to repurchase by the Company at the original exercise price in the event of the optionee's termination of Board service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the optionee vests in the shares, an amount equal to the excess of (i) the fair market value of the shares on the date the optionee vests in those shares over (ii) the exercise price paid for such shares.

          2. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the nonstatutory option an amount equal to the excess for (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when he or she vests in such shares.

          3. The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised nonstatutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

     The Financial Accounting Standards Board recently announced its intention to issue an Exposure Draft of a proposed interpretation of APB Opinion 25, "Accounting for Stock Issued to Employees." Under the proposed interpretation, option grants made to non-employee Board members after December 15, 1998 may result in a direct charge to the Company's reported earnings based upon the fair value of the option. Such charge is likely to include the appreciation in the value of the option shares over the period between the grant date of the option (or, if later, the effective date of the final amendment) and the vesting date of each installment of the option shares. In addition, if the proposed interpretation is adopted, any options which are repriced after December 15, 1998 may also trigger a direct charge to Company's reported earnings measured by the appreciation in the value of the underlying shares over the period between the grant date of the option (or, if later, the effective date of the final amendment) and the date the option is exercised for those shares.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The affirmative vote of a majority of the issued and outstanding voting shares present or represented by proxy and entitled to vote at the Annual Meeting is necessary for approval of the 1999 amendment of the Directors Plan. If such stockholder approval is not obtained, then the 200,000-share increase to the share reserve will not be implemented, and any stock option grants made on the basis of the 200,000-share increase will terminate and be cancelled. No additional options will be granted on the basis of such share increase, and the Option Plan will terminate once the existing share reserve available under the 1995 Plan has been issued. The nonstatutory options granted in accordance with the amended 1999 Plan would be cancelled.

     The Board of Directors believes that the amendment of the Directors Plan is necessary in order to continue to provide equity incentives to attract and retain the services of non-employee Board Members.

     FOR THIS REASON, THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.

                               SECURITY OWNERSHIP

     The following table sets forth the beneficial ownership of the Company's Common Stock as of April 15, 1999 by (i) all persons known by the Company to beneficially own more than five percent (5%) of its outstanding Common Stock,
(ii) each Director, (iii) each of the Company's executive officers named in the Summary Compensation Table below, and (iv) all Directors and executive officers as a group. All shares are subject to the named person's sole voting and investment power except where otherwise indicated or where subject to applicable community property laws.

                                                AMOUNT AND
                                                NATURE OF
                                                BENEFICIAL      PERCENT
                     NAME                       OWNERSHIP       OF CLASS
                     ----                       ----------      --------
Richard Thalheimer............................  5,060,145(1)      55.1%
Dimensional Fund Advisors.....................    478,000(2)       5.3%
Alan Thalheimer...............................     12,301(3)         *
Morton David..................................     26,000(4)         *
Maurice Gregg.................................      5,000(5)         *
Gerald Napier.................................      9,000(6)         *
Tracy Wan.....................................     15,000(7)         *
Shannon King..................................      5,000(8)         *
Barry Gilbert.................................        -0-            *
Davia Kimmey..................................        -0-            *
All Directors and executive officers as a
  group (10 persons)..........................  5,132,846(9)      55.6%

---------------
 *  Less than one percent of class.

(1) Includes 3,777,617 shares owned by The Richard J. Thalheimer Revocable Trust, of which Mr. Richard Thalheimer is trustee and sole beneficiary; 203,665 shares owned by The Richard J. Thalheimer and Elyse M. Thalheimer Family Trust, of which Mr. Richard Thalheimer is a co-beneficiary; 238,000 shares owned by The Richard J. Thalheimer Children's Trust; 14,363 shares owned by the Richard and Elyse Thalheimer Irrevocable Trust of 1995; 252,995 shares owned by the Richard J. Thalheimer 1997 Annuity Trust, of which Mr. Richard Thalheimer is trustee, 353,505 shares owned by the Richard J. Thalheimer 1997 Grantor Annuity Trust, of which Mr. Richard Thalheimer is trustee and 220,000 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 15, 1999. Mr. Thalheimer's address is The Sharper Image, 650 Davis Street, San Francisco, California 94111.

(2) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 478,000 shares of the Company's stock as of December 31, 1998, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares. Dimensional has sole voting and disposition power with respect to 478,000 shares. Dimensional Fund Advisors Inc.'s address is 1299 Ocean Avenue, 11th floor, Santa Monica, California 90401.

(3) Does not include 74,200 shares owned by Mr. Alan Thalheimer's wife. Includes 2,301 shares owned by the Alan Thalheimer individual retirement account. Does not include 238,000 shares owned by The Richard J. Thalheimer Children's Trust, or 14,363 shares owned by the Richard and Elyse Thalheimer Irrevocable Trust of 1995, of which Mr. Alan Thalheimer is Trustee. Includes 10,000 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 15, 1999, of which 4,000 shares are currently subject to repurchase by the Company.

(4) Includes 6,000 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 15, 1999, of which 4,000 shares are currently subject to repurchase by the Company.

(5) Includes 4,000 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 15, 1999, and are currently subject to repurchase by the Company.

(6) Includes 2,000 shares owned by the Napier Family Trust, of which Mr. Gerald Napier is Trustee. Includes 5,000 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 15, 1999, of which 4,000 shares are currently subject to repurchase by the Company.

(7) Includes 15,000 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 15, 1999.

(8) Includes 5,000 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 15, 1999.

(9) Includes 265,000 shares issuable upon exercise of options, which are currently exercisable or will become exercisable within 60 days after April 15, 1999.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (hereafter referred to as the "named executive officers") serving in that capacity as of January 31, 1998:

                           SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM
                                FISCAL                                COMPENSATION
                                 YEAR      ANNUAL COMPENSATION    ---------------------
                                 ENDED    ---------------------   SECURITIES UNDERLYING       ALL OTHER
 NAME AND PRINCIPAL POSITION    JAN. 31   SALARY($)    BONUS($)   OPTIONS (# OF SHARES)   COMPENSATION($)(1)
 ---------------------------    -------   ---------    --------   ---------------------   ------------------
Richard Thalheimer............   1999       549,341    269,157        90,000 shares             51,808
  Founder, Chairman of the       1998       479,134    150,000                  -0-             78,783
  Board, and Chief Executive     1997       510,514        -0-       300,000 shares(2)          45,085
  Officer
Barry Gilbert.................   1999       325,000     50,000                  -0-              4,319
  Vice Chairman and              1998       325,000     14,000                  -0-              4,783
  Chief Operating Officer        1997        43,750(3)     -0-       300,000 shares                 87
Tracy Wan.....................   1999       192,019     65,000        75,000 shares              3,945
  Executive Vice President,      1998       156,731        -0-                  -0-                775
  Chief Financial Officer        1997       145,003        -0-        36,000 shares(4)             448
Davia Kimmey..................   1999       200,045     20,000        10,000 shares              7,533
  Senior Vice President,         1998       113,182(5)     -0-        20,000 shares                155
  Marketing
Shannon King..................   1999       180,000     36,000        15,000 shares              3,836
  Senior Vice President,         1998       180,000        -0-                  -0-                933
  Merchandising                  1997       180,005        -0-        15,000 shares(6)             556

---------------
(1) Represents the following amounts for the named executive officers for the fiscal year ended January 31, 1999: (i) the premiums paid on the life insurance coverage provided such individuals, (ii) the contribution made by the Company to match the salary deferral contribution made by the officer to the Company's 401(k) Savings plan, up to a maximum of $250, (iii) the imputed value for goods and services provided by the Company, (iv) profit-sharing paid by the Company, and (v) the cash value compensation of the split-dollar life insurance policy maintained for Mr. Thalheimer. The clause (v) dollar value was determined by the demand loan approach for the benefit provided by the whole life portion of the premium paid by the Company, projected on an actuarial basis (see "Life Insurance Agreement").

                                                                                                     SPLIT-DOLLAR
                                                                                                    LIFE INSURANCE
                             PROFIT SHARING    LIFE INSURANCE   MATCHING 401(K)   VALUE OF GOODS     "CASH VALUE"
             NAME           CONTRIBUTIONS($)     PREMIUM($)     CONTRIBUTION($)   AND SERVICES($)   COMPENSATION($)
             ----           ----------------   --------------   ---------------   ---------------   ---------------
    Richard Thalheimer....       12,735             877               250             20,460            17,486
    Barry Gilbert.........        3,539             530               250                -0-               -0-
    Tracy Wan.............        3,494             201               250                -0-               -0-
    Davia Kimmey..........        1,001             265               -0-              6,267               -0-
    Shannon King..........        3,275             311               250                -0-               -0-

(2) In aggregate, a total of 300,000 shares have been granted to Mr. Richard Thalheimer. This option was originally granted on October 7, 1994 at an exercise price of $6.875 and subsequently cancelled and regranted on April 12, 1995 at an exercise price of $5.625 and further cancelled and re-granted on March 26, 1996 at an exercise price of $3.75.

(3) Mr. Barry Gilbert joined the Company on December 2, 1996. This reflects salary paid from December 2, 1996 through January 31, 1997, based on an annual salary of $325,000.

(4) This includes 15,000 options granted on March 26, 1996 with an exercise price of $3.75 per share in cancellation of an option previously granted on April 12, 1995 with an exercise price of $5.625 per share and 21,000 shares granted on November 8, 1996.

(5) Ms. Davia Kimmey joined the Company on June 30, 1997. This reflects salary paid from June 30, 1997 through January 31, 1998, based on an annual salary of $180,000.

(6) These options were granted on March 26, 1996 with an exercise price of $3.75 per share in cancellation of an option previously granted for the same number of shares on April 12, 1995 with an exercise price of $5.625 per share.

EMPLOYMENT AGREEMENT AND CHANGE IN CONTROL ARRANGEMENTS

     During fiscal 1995, the Company adopted a Compensation Program for Mr. Richard Thalheimer, the Company's Founder, Chief Executive Officer and Chairman of the Board. The Compensation Program provides for the payment of base salary to Mr. Thalheimer in respect of each fiscal year based on the Company's performance during the prior fiscal year, and provides for the payment of a bonus to Mr. Thalheimer in respect of each fiscal year based on the Company's performance during that fiscal year. Specifically, the Compensation Program provides that Mr. Thalheimer's base salary for any fiscal year will be increased in the event the Company's earnings per share for the prior fiscal year has increased as compared to the fiscal year preceding the prior fiscal year, and will be reduced in the event that the Company's earnings per share for the fiscal year has decreased as compared to the fiscal year preceding such prior fiscal year. The Compensation Program also provides for bonus payments as a percentage of base salary based on specific target percentage increases in the Company's earnings per share for such fiscal years. The Compensation Program provides that Mr. Thalheimer will not, in any event, be paid a base salary less that the base salary established by the Compensation Committee for each fiscal year. The base salary for fiscal 1998 was established at $538,313 and was adjusted to $605,603 for 1999.

     In connection with his employment as the Company's Vice Chairman and Chief Operating Officer, beginning on December 2, 1996, the Company entered into an employment agreement with Mr. Barry Gilbert. The employment agreement provides for the payment of base salary to Mr. Gilbert, a guaranteed bonus payment of $50,000 based upon two year's employment with the Company, bonus payments based upon specific target percentage increases in the Company's earnings per share, and stock option grants. The employment agreement continues through January 31, 1999 and provides for severance pay equal to Mr. Gilbert's base salary for the remainder of the initial two-year employment term, but no fewer than 12 months, or, if his employment is terminated subsequent to the completion of the two-year employment agreement, up to 12 months of Mr. Gilbert's base salary until further employment is found. The base salary for Mr. Gilbert for fiscal year 1998 was set at $325,000. In 1998, the Company and Mr. Gilbert agreed to amend the employment agreement. The amended employment agreement provides for (i) Mr. Gilbert's employment to continue through May 31, 1999, unless sooner terminated by Mr. Gilbert, or for cause by the Company, (ii) payment of a bonus of $50,000 in December 1998, (iii) termination of stock options held by Mr. Gilbert to purchase 200,000 shares of common stock, previously granted but not yet exercised and (iv) removal of all provisions for severance pay.

     The Compensation Committee as administrator of the Company's Stock Option Plan has the authority to provide for the accelerated vesting of the shares of Common Stock subject to outstanding options held by the Chief Executive Officer and the Company's other executive officers or any unvested shares actually held by those individuals under the Option Plan, in the event their employment were to be terminated (whether involuntarily or through a forced resignation) following an acquisition of the Company by merger or asset sale.

LIFE INSURANCE AGREEMENT

     Mr. Richard Thalheimer, the Company's Founder, Chairman of the Board, and Chief Executive Officer, is presently the owner and holder of 4,840,145 shares of the Company's Common Stock. The Company has been advised that on the death of Mr. Thalheimer the estate may be required to publicly sell all or substantially all of such shares to satisfy estate tax obligations. The public sale of such number of shares in all probability would destabilize the market for the Company's publicly traded stock. Accordingly, in May 1995, an agreement was entered into, and later amended, (commonly known as a split-dollar life insurance agreement) under the terms of which the Company will pay the premiums for certain life insurance policies with an aggregate face value of $15,000,000 on the life of Richard Thalheimer. The Company will have an interest in the insurance policies equal to the amount of premiums it has paid with the balance payable to a trust created by Mr. Thalheimer. To secure the repayment of the advances, the trust has assigned the life insurance policies to the Company as collateral.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth the information noted for all grants of stock options made to the named executive officers listed in the Summary Compensation Table during the fiscal year ended January 31, 1999. No stock appreciation rights were granted during such fiscal year.

                                                                                            POTENTIAL REALIZABLE
                                     INDIVIDUAL GRANTS                                            VALUE AT
                                     -----------------                                         ASSUMED ANNUAL
                                        PERCENTAGE                                                RATES OF
                                         OF TOTAL                                                STOCK PRICE
                                          OPTIONS                                             APPRECIATION FOR
                                        GRANTED TO       EXERCISE OR                           OPTION TERM(5)
                         OPTIONS       EMPLOYEES IN       BASEPRICE        EXPIRATION       ---------------------
        NAME           GRANTED(#)       FISCAL YEAR       ($/SH(4))           DATE            5%($)      10%($)
        ----           -----------   -----------------   ------------   -----------------   ---------   ---------
Richard Thalheimer...   90,000(1)          19.7%            $3.875          11/02/08        $219,327    $555,818
Barry Gilbert........         --             --                 --             --                 --          --
Tracy Wan............   30,000(2)           6.6%            $4.375          02/04/08          82,542     209,179
                        45,000(1)           9.9%            $3.875          11/02/08         109,664     277,909
Davia Kimmey.........   10,000(3)           2.2%            $4.875           6/30/08          30,659      77,695
Shannon King.........   15,000(1)           3.3%            $3.875          11/02/08          36,555      92,636

---------------
(1) The option grants have a maximum term of ten years, subject to earlier termination upon the optionee's cessation of service. The option grants will become exercisable in three successive equal annual installments beginning January 31, 2000, provided the optionee continued in service. These options were granted November 2, 1998.

(2) The option grant has a maximum term of ten years, subject to earlier termination upon the optionee's cessation of service. The 30,000 share option grants became exercisable in three successive equal annual installments beginning January 31, 1999, provided the optionee continued in service.

(3) The option grant has a maximum of ten years, subject to earlier termination upon the optionee's cessation of service. The option grants will become exercisable in three successive equal annual installments beginning January 31, 2001, provided the optionee continued in service. These options were granted June 30, 1998.

(4) The exercise price may be paid in cash or in shares of common stock valued at fair market value on the exercise date or through a cashless exercise procedure involving same-day sale of the purchased shares.

(5) There is no assurance that the actual stock price appreciation over the ten-year option term will be at those assumed rates or at any other level. Unless the market price of the Company's common stock does in fact appreciate over the option term, no value will be realized from the option grants.

OPTION EXERCISES AND HOLDINGS

     The following table provides information with respect to the named executive officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year. No stock appreciation rights have been granted under the Stock Option Plan.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                           VALUE OF UNEXERCISED IN-THE-
                                                                                              MONEY OPTIONS AT FISCAL
                                                                                             YEAR-END (MARKET PRICE OF
                                          VALUE REALIZED        NUMBER OF UNEXERCISED        SHARES AT FISCAL YEAR-END
                                         (MARKET PRICE AT         OPTIONS AT FISCAL           ($14.312) LESS EXERCISE
                            SHARES      EXERCISE DATE LESS           YEAR-END(#)                     PRICE)($)
                          ACQUIRED ON        EXERCISE        ---------------------------   -----------------------------
          NAME            EXERCISE(#)       PRICE)($)        EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
          ----            -----------   ------------------   -----------   -------------   ------------   --------------
Richard Thalheimer......         --                 --         220,000        170,000       $3,148,750      $2,433,125
Barry Gilbert...........    100,000         $1,143,638              --             --               --              --
Tracy Wan...............     29,000            397,658          15,000         96,000          214,688       1,374,000
Davia Kimmey............         --                 --              --         30,000               --         429,375
Shannon King............     18,500            186,931           5,000         25,000           71,563         357,813

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, Directors and greater than ten-percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended January 31, 1999, all other
Section 16(a) filing requirements applicable to its officers, Directors and greater than ten-percent beneficial owners were complied with.

                                 ANNUAL REPORT

     A copy of the Annual Report of the Company for fiscal 1998 has been mailed concurrently with this Proxy Statement to all Stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") administers the Company's compensation policies and programs. The Committee has responsibility for executive compensation matters, including setting the base salaries of the Company's executive officers, approving individual bonuses and bonus programs for executive officers, administering certain of the Company's employee benefit programs, and the administration of the Company's Stock Option Plan, under which grants may be made to executive officers and other key employees. The following is a summary of policies of the Committee that affects the compensation paid to executive officers, as reflected in the tables and text set forth elsewhere in this Proxy Statement.

     GENERAL COMPENSATION POLICY. The overall policy of the Committee is to offer the Company's executive officers competitive compensation opportunities based upon their personal performance, the financial performance of the Company and their contribution to that performance. One of the primary objectives is to have a substantial portion of each executive officer's compensation contingent upon the Company's financial success as well as upon such executive officer's own level of performance. Each executive officer's compensation package is generally comprised of three elements: (i) base salary, which is determined primarily on the basis of the individual's position and responsibilities and the level of the individual's performance, (ii) incentive performance awards payable in cash and tied to the Company's financial performance and individual performance, and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders. Generally, as an executive officer's level of responsibility increases, a greater portion of such executive officer's total compensation will be dependent upon Company performance and stock price appreciation rather than base salary.

     FACTORS. The principal factors considered in establishing the components of each executive officer's compensation package, other than the Chief Executive Officer, for the fiscal year ended January 31, 1999 are summarized below. The Committee may at its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

          BASE SALARY. The base salary for each officer is set primarily on the basis of personal performance, level of responsibility, salary levels for comparable positions of other retailers (as estimated based on the Committee's knowledge of the retail industry), internal comparability considerations, and, to a lesser extent, on the financial performance of the Company.

          INCENTIVE COMPENSATION. Annual bonuses are earned by an executive officer on the basis of the Company's financial performance and the base salary, personal performance and level of responsibility of such executive officer. The specific amount paid to each executive officer, other than the Chief Executive Officer, was determined by the Company's Chief Executive Officer on the basis of personal performance and level of responsibility of each such executive officer, subject to the Committee's approval. A bonus of $50,000 was paid to the Chief Operating Officer during the fiscal year ended January 31, 1999 in accordance with the November 30, 1998 amended employment agreement between Mr. Gilbert and the Company.

          LONG-TERM STOCK-BASED INCENTIVE COMPENSATION. Generally, the Committee approves annual grants of stock options to each of the Company's executive officers under the Stock Option Plan. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant generally allows the officer to acquire shares of the Company's common stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years), thus providing a return to the executive officer only if the market price of the shares appreciates over the option term. The Committee may also grant certain performance-based stock options. The size of the option grant to each executive officer generally is designed to create a meaningful opportunity for stock ownership and is based upon the executive officer's current position with the Company, internal comparability considerations regarding option grants made to other executive officers of the Company, the executive officer's current level of performance and the executive officer's potential for future responsibility and promotion over the option term. The Committee also considers the number of vested and unvested options held by the executive officer at the time of the proposed grant in order to maintain an appropriate level of equity incentive for that individual. However, the Committee does not adhere to any specific guidelines as to the relative option holdings of the Company's executive officers.

     CEO COMPENSATION. During fiscal 1995, the Company adopted a Compensation Program for Mr. Richard Thalheimer, the Company's Founder, Chief Executive Officer and Chairman of the Board. The Compensation Program provides for the payment of base salary to Mr. Thalheimer in respect of each fiscal year based on the Company's performance during the prior fiscal year, and provides for the payment of a bonus to Mr. Thalheimer in respect of each fiscal year based on the Company's performance during that fiscal year. Specifically, the Compensation Program provides that Mr. Thalheimer's base salary for any fiscal year will be increased in the event the Company's earnings per share for the prior fiscal year has increased as compared to the fiscal year preceding the prior fiscal year, and will be reduced in the event that the Company's earnings per share for the fiscal year has decreased as compared to the fiscal year preceding such prior fiscal year. The Compensation Program also provides for bonus payments as a percentage of base salary based on specific target percentage increases in the Company's earnings per share for such fiscal years. The Compensation Program provides that Mr. Thalheimer will not, in any event, be paid a base salary less that the base salary established by the Compensation Committee for each fiscal year. The base salary for fiscal 1998 was established at $538,313 and was adjusted to $605,603 for fiscal 1999. On the basis of the earnings per share for the fiscal year ended January 31, 1999, Mr. Thalheimer was paid a bonus of $269,517. The Committee has also established a split-dollar life insurance arrangement for Mr. Thalheimer as discussed above under "Life Insurance Agreement."

     TAX LIMITATION. As a result of Section 162(m) of the Internal Revenue Code, which was enacted into law in 1993, the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any one year. This limitation will be in effect for each fiscal year of the Company beginning after December 31, 1993 and will apply to all compensation paid to the covered executive officers which is not considered to be performance based. Compensation which does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation.

     The Company's Stock Option Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise price of option grants made under that plan will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

     Submitted by the Company's Compensation Committee of the Board of
Directors:

         Maurice Gregg, Member, Compensation Committee
         Gerald Napier, Member, Compensation Committee
         Morton David, Member, Compensation Committee

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee. No member of the Compensation Committee is a former or current officer or employee of the Company.

                               PERFORMANCE GRAPH

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS*
             OF THE COMPANY, THE NASDAQ STOCK MARKET (U.S.) INDEX,
            THE RUSSELL 2000 INDEX AND THE NASDAQ RETAIL TRADE INDEX

     The following graph compares the yearly percentage changes in the cumulative total stockholder return on the Company's Common Stock with the cumulative total return on the Nasdaq Stock Market (U.S.) Index, the Russell 2000 Index and the Nasdaq Retail Trade Index during the five fiscal years ended January 31, 1999. The comparison assumes that $100 was invested on January 31, 1994 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.


     Measurement Period             Sharper Image          Nasdaq Stock                           Nasdaq Retail
    (Fiscal Year Covered)            Corporation           Market (U.S.)         Russell 2000         Trade
    ---------------------           -------------          -------------         ------------     -------------
        Jan-94                          100.00                100.00                100.00           100.00
        Jan-95                          110.00                 95.00                 94.00            88.00
        Jan-96                           74.00                135.00                122.00           100.00
        Jan-97                           60.00                177.00                145.00           123.00
        Jan-98                           65.00                209.00                172.00           143.00
        Jan-99                          229.00                326.00                176.00           175.00

* $100 INVESTED ON 01/31/94 IN STOCK OR INDEX-
  INCLUDING REINVESTMENT OF DIVIDENDS,
  FISCAL YEAR ENDING JANUARY 31.

                              CERTAIN TRANSACTIONS

     There were no reportable transactions during fiscal 1998.

                                   PROPOSAL 4

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

     The firm of Deloitte & Touche LLP served as independent auditor for the Company for the fiscal year ended January 31, 1999. The Board of Directors has selected the firm to continue in this capacity for the current fiscal year. Accordingly, the Company is asking the stockholders to ratify the selection of Deloitte & Touche LLP as independent auditor.

     Although the selection of Deloitte & Touche LLP is not required to be submitted to a vote of the stockholders, the Board of Directors believes it appropriate as a matter of policy to request that the stockholders ratify the selection of the independent auditor for the fiscal year ending January 31, 2000. In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders.

     The Company anticipates that a representative of Deloitte & Touche LLP will be present at the Annual Meeting. Such representative will be given the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to questions at the meeting.

     The Board of Directors recommends a vote FOR ratification of the selection of Deloitte & Touche LLP as the Company's independent auditor for the fiscal year ending January 31, 2000.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be considered for inclusion in the Company's Proxy Statement for the Annual Meeting of Stockholders to be held in 2000 must be received by the Company no later than December 29, 1999. The proposal must be mailed to the Company's principal executive offices at 650 Davis Street, San Francisco, California 94111. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any other matter which may be presented for action at the meeting. Should any other matter requiring a vote of the stockholders arise, the enclosed proxy card gives authority to the persons listed on the card to vote at their discretion on such matters.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Richard Thalheimer
                                          Founder, Chairman of the Board, and
                                          Chief Executive Officer

April 28, 1999
San Francisco, California

                            SHARPER IMAGE CORPORATION
                  1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

              (As amended and restated through September 25, 1998)

I.      PURPOSE OF THE PLAN

        This 1994 Non-Employee Directors Stock Option Plan (the "Plan") is intended to promote the interests of Sharper Image Corporation, a California corporation (the "Corporation"), by providing the non-employee members of the Corporation's Board of Directors with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

II.     DEFINITIONS

        For purposes of the Plan, the following definitions shall be in effect:

        BOARD: the Corporation's Board of Directors.

        CODE: the Internal Revenue Code of 1986, as amended.

        COMMON STOCK: shares of the Corporation's common stock.

        CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:

                a. any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing fifty percent (50%) or more of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders which the Board does not recommend such shareholders to accept; or

                b. there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

        CORPORATE TRANSACTION: any of the following shareholder-approved transactions to which the Corporation is a party:





                                       1.

                a. a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Corporation is incorporated,

                b. the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

                c. any reverse merger in which the Corporation is the surviving entity but in which securities possessing fifty percent (50%) or more of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

        EFFECTIVE DATE: October 7, 1994, the date on which the Plan was first adopted by the Board.

        FAIR MARKET VALUE: the Fair Market Value per share of Common Stock determined in accordance with the following provisions:

                a. If the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

                b. If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange serving as the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

        HOSTILE TAKE-OVER: a change in ownership of the Corporation effected through the following transaction:

                a. any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing fifty percent (50%) or more of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders which the Board does not recommend such shareholders to accept, and



                                       2.

                b. more than fifty percent (50%) of the securities so acquired in such tender or exchange offer are accepted from holders other than the officers and directors of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

        1934 ACT: the Securities Exchange Act of 1934, as amended.

        OPTIONEE: any person to whom an option is granted under the Plan.

        PERMANENT DISABILITY OR PERMANENTLY DISABLED: the inability of the Optionee to perform his or her normal duties as a Board member as a result of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

        TAKE-OVER PRICE: the greater of (a) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (b) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over.

III.    ADMINISTRATION OF THE PLAN

        The terms and conditions of each automatic option grant (including the timing and pricing of the option grant) shall be determined by the express terms and conditions of the Plan, and neither the Board nor any committee of the Board shall exercise any discretionary functions with respect to option grants made pursuant to the Plan.

IV.     STOCK SUBJECT TO THE PLAN

        A. Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 250,000(1) shares, subject to adjustment from time to time in accordance with the provisions of this Article IV.

        B. Should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised shall be available for subsequent option grants under the Plan. Shares subject to any option or portion thereof surrendered in accordance with Article VII and all share issuances under the Plan, whether or not the shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for issuance under the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock, then the number of shares of Common Stock available for issuance under the Plan shall be


--------

        (1) This figure includes a 200,000-share increase approved by the Board on September 25, 1998 and is subject to shareholder approval at the 1999 Annual Stockholders Meeting.




                                       3.

reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the holder of such option.

        C. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which automatic option grants are to be subsequently made to each newly-elected or continuing non-employee Board member under the Plan and (iii) the number and/or class of securities and price per share in effect under each option outstanding under the Plan. The adjustments to the outstanding options shall be made by the Board in a manner which shall preclude the enlargement or dilution of rights and benefits under such options and shall be final, binding and conclusive.

V.      ELIGIBILITY

        The individuals eligible to receive automatic option grants pursuant to the provisions of this Plan shall be limited to (i) those individuals who are serving as non-employee Board members on the Effective Date, (ii) those individuals who are first elected or appointed as non-employee Board members after the Effective Date, whether through appointment by the Board or election by the Corporation's shareholders and (iii) those individuals who are re-elected as non-employee Board members at one or more Annual Shareholders meetings held after such Effective Date. Each non-employee Board member eligible to participate in the Plan pursuant to the foregoing criteria shall be designated an Eligible Director for purposes of the Plan.

VI.     TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

        A. Grant Date. Option grants shall be made on the dates specified below:

                - Each individual who is serving as an Eligible Director on the Effective Date shall automatically be granted at that time a non-statutory stock option to purchase 2,000 shares of Common Stock.

                - Each individual who is first elected or appointed as an Eligible Director, whether through appointment by the Board or election by the Corporation's shareholders, at any time after the Effective Date shall automatically be granted, on the date of such initial election or appointment, a non-statutory stock option to purchase 2,000 shares of Common Stock.

                - Each individual is serving as an Eligible Director for a period of at least six months shall automatically be granted on the first day of each fiscal quarter a nonstatutory option to purchase 2,000 shares of Common Stock.

        Exercise Price. The exercise price per share of Common Stock subject to each automatic option grant shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.




                                       4.

        B. Payment. The exercise price shall become immediately due upon exercise of the option and shall be payable in one of the alternative forms specified below:

                (i) full payment in cash or check made payable to the Corporation's order; or

                (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial-reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below); or

                (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check payable to the Corporation's order; or

                (iv) to the extent the option is exercised for vested shares, full payment through a broker-dealer sale and remittance procedure pursuant to which the non-employee Board member (I) shall provide irrevocable written instructions to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and (II) shall concurrently provide written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

        For purposes of this Section VI.C, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation. Except to the extent the sale and remittance procedure specified above is utilized in connection with the exercise of the option for vested shares, payment of the exercise price for the purchased shares must accompany the exercise notice. However, if the option is exercised for any unvested shares, then the Optionee must also execute and deliver to the Corporation a stock purchase agreement for those unvested shares which provides the Corporation with the right to repurchase, at the exercise price paid per share, any unvested shares held by the Optionee at the time of cessation of Board service and which precludes the sale, transfer or other disposition of any shares purchased under the option, to the extent those shares are at the time subject to the Corporation's repurchase right.

        C. Exercisability/Vesting. Each automatic grant shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. The shares subject to each automatic grant shall vest, and the Corporation's repurchase right with respect to those shares shall lapse, upon Optionee's completion of one (1) year of Board service measured from the automatic grant date. Vesting of the option shares shall be subject to acceleration as provided in Section VI.G and Article VII. In no event, however, shall any additional option shares vest after the Optionee's cessation of Board service.

        D. Option Term. Each automatic grant under the Plan shall have a maximum term of ten (10) years measured from the automatic grant date.




                                       5.

        E. Non-Transferability. During the lifetime of the Optionee, each automatic option grant, together with the limited stock appreciation right pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee other than a transfer of the option effected by will or by the laws of descent and distribution following Optionee's death.

        F.      Effect of Termination of Board Service.

                1. Should the Optionee cease to serve as a Board member for any reason (other than death or Permanent Disability) while holding one or more automatic option grants under the Plan, then such individual shall have a six
(6)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the option shares in which the Optionee is vested at the time of such cessation of Board service. Each such option shall immediately terminate and cease to be outstanding, at the time of such cessation of Board service, with respect to any option shares in which the Optionee is not otherwise at that time vested.

                2. Should the Optionee die within six (6) months after cessation of Board service, then any automatic option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the option shares in which the Optionee is vested at the time of his or her cessation of Board service (less any option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The right to exercise each such option shall lapse upon the expiration of the twelve
(12)-month period measured from after the date of the Optionee's death.

                3. Should the Optionee die or become Permanently Disabled while serving as a Board member, then the shares of Common Stock at the time subject to each automatic option grant held by such Optionee shall immediately vest in full (and the Corporation's repurchase right with respect to those shares shall terminate), and the Optionee (or the representative of the Optionee's estate or the person or persons to whom the option is transferred upon the Optionee's death) shall have a twelve (12)-month period following the date of the Optionee's cessation of Board service in which to exercise such option for any or all of those vested shares of Common Stock.

                4. In no event shall any automatic grant under this Plan remain exercisable after the expiration date of the maximum ten (10)-year option term. Upon the expiration of the applicable post-service exercise period under subparagraphs 1 through 3 above or (if earlier) upon the expiration of the maximum ten (10)-year option term, the automatic grant shall terminate and cease to be outstanding for any option shares in which the Optionee was vested at the time of his or her cessation of Board service but for which such option was not otherwise exercised.




                                       6.

        G. Shareholder Rights. The holder of an automatic option grant shall have none of the rights of a shareholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

        H. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be as set forth in the form Non-Statutory Stock Option Agreement attached as Exhibit A.

VII.    CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

        A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant under the Plan shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

        B. In connection with any Change in Control of the Corporation, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain fully exercisable for the option shares which vest in connection with the Change in Control until the expiration or sooner termination of the option term or the cash-out of the option in accordance with Section VII.C.

        C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option grant held by him or her under this Plan for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board shall be required in connection with such option surrender and cash distribution.

        D. The shares of Common Stock subject to each option surrendered in connection with the Hostile Take-Over shall NOT be available for subsequent option grant under this Plan.

        E. The automatic option grants outstanding under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or




                                       7.

business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

VIII.   AMENDMENT OF THE PLAN AND AWARDS

        The Board has complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, W the Plan, together with the option grants outstanding under the Plan, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations, and (ii) no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, unless the affected Optionees consent to such amendment. In addition, the Board may not, without the approval of the Corporation's shareholders, amend the Plan to U) materially increase the maximum number of shares issuable under the Plan or the number of shares issuable per newly-elected or continuing non-employee Board member, except for permissible adjustments under Section IV.B., (ii) materially modify the eligibility requirements for Plan participation or (iii) materially increase the benefits accruing to Plan participants.

IX.     EFFECTIVE DATE AND TERM OF PLAN

        A. The Plan was initially adopted by the Board in on October 7, 1994. On September 25, 1998, the Plan was amended and restated by the Board (the "1999 Restatement") to (I) increase the number of shares of Common Stock authorized for issuance over the remaining term of the Plan by an additional 200,000 shares to 250,000 shares, (ii) grant on the first day of each fiscal quarter each non-employee Board member a nonstatutory option to purchase 2,000 shares of Common Stock, provided such individual has served as a Board member for a period of at least six months and (iii) delete the automatic granting of a nonstatutory option to purchase 1,000 shares of stock upon being re-elected as a non-employee Board member at the Annual Meeting. The 1999 Restatement is subject to stockholder approval at the 1999 Annual Meeting.

        B. The provisions of the 1999 Restatement apply only to options granted under the Plan from and after the respective dates such Restatements were adopted by the Board. All options which were issued and outstanding under the Plan immediately prior to such adoption of the Restatement continue to be governed by the terms and conditions of the Plan (and the instrument evidencing each such option) as in effect on the date each such option was previously granted, and nothing in the Restatement is to affect or otherwise modify the respective rights or obligations of the holders of such options with respect to the acquisition of shares of Common Stock thereunder.

        C. The Plan shall terminate upon the earlier of (i) September 30, 2004 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise or cash-out of the options granted under the Plan. If the date of termination is determined under clause (i) above, then all option grants and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such option grants or stock issuances.




                                       8.

X.      USE OF PROCEEDS

        Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes.

               REGULATORY APPROVALS

        A. The implementation of the Plan, the granting of any option under the Plan and the issuance of Common Stock upon the exercise of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

        B. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which the Common Stock is then listed for trading.

XII.    NO IMPAIRMENT OF RIGHTS

        Neither the action of the Corporation in establishing the Plan nor any provision of the Plan shall be construed or interpreted so as to affect adversely or otherwise impair the right of the Corporation or the shareholders to remove any individual from the Board at any time in accordance with the provisions of applicable law.

XIII.   MISCELLANEOUS PROVISIONS

        A. The right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any optionee.

        B. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.



                                       9.

                            SHARPER IMAGE CORPORATION
                                STOCK OPTION PLAN

              (As amended and restated through September 25, 1998)


        I.      PURPOSE OF THE PLAN

                This Sharper Image Corporation Stock Option Plan, as amended and restated (the "Plan") is intended to promote the interests of the Sharper Image Corporation (the "Company") by providing eligible individuals, who are responsible for the management, growth and financial success of the Company or its parent or subsidiary corporations or who otherwise render valuable services to the Company or its parent or subsidiary corporations, with the opportunity to acquire a proprietary interest, or increase their proprietary interest, in the Company and thereby provide them with an incentive to remain in the service of the Company or its parent or subsidiary corporations.

                For purposes of the Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Company:

                A. Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company shall be considered to be a PARENT corporation of the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                B. Each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company shall be considered to be a SUBSIDIARY of the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        II.     ADMINISTRATION OF THE PLAN

                A. The Plan shall be administered by one or more committees comprised of members of the Company's Board of Directors (the "Board"). The primary committee (the "Primary Committee") shall be comprised of two (2) or more Board members and shall have sole and exclusive authority to grant stock options and stock appreciation rights to officers of the Company subject to the short-swing profit restrictions of the Federal securities laws. Stock options may be granted to all other eligible employees and consultants by either the Primary Committee or a secondary committee comprised of two (2) or more Board members (the "Secondary Committee"). The members of the Primary Committee and the Secondary Committee shall each serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

                B. No Board member shall be eligible to serve on the Primary Committee if such individual has, within the twelve (12)-month period immediately preceding the date he or she is to be appointed to such Committee, received any option grant or stock appreciation right under this Plan or any other stock plan of the Company (or any parent or subsidiary corporation), except that non-employee Board members may receive automatic option grants under the Company's 1994 Non-Employee Director Stock Option Plan.

                C. Subject to the limited authority provided the Secondary Committee to effect option grants in accordance with the provisions of subsection A of this Section II, the Primary Committee shall serve as the Plan Administrator and shall have full power and authority (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and to make such determinations under the Plan and any outstanding option as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties with an interest in the Plan or any option outstanding thereunder.

        III.    ELIGIBILITY FOR OPTION GRANTS

                The persons eligible to receive option grants under the Plan ("Optionee") are as follows:

                        (i) key employees (including officers) of the Company (or its parent or subsidiary corporations) who are responsible for the management, growth and financial success of the Company (or its parent or subsidiary corporations); and

                        (ii) those consultants who provide valuable services to the Company (or its parent or subsidiary corporations).

                The Plan Administrator shall have full authority to determine which eligible individuals are to receive option grants under the Plan, the number of shares to be covered by each such grant, whether the granted option is to be an incentive stock option ("Incentive Option") which satisfies the requirements of Section 422 of the Internal Revenue Code or a non-statutory option not intended to meet such requirements, the time or times at which each such option is to become exercisable, and the maximum term for which the option is to remain outstanding.

        IV.     STOCK SUBJECT TO THE PLAN

                A. The stock issuable under the Plan shall consist of shares of the Company's authorized but unissued or reacquired common stock ("Common Stock"). The maximum number of issuable shares shall not exceed 3,155,000(1), subject to adjustment as provided in subsection C. In no event, however, shall any one participant in the Plan be granted stock options or separately exercisable stock appreciation rights for more than 300,000 shares in any fiscal year, starting with the fiscal year beginning February 1, 1994, except that for the fiscal year in which an individual receives his or her initial stock option grant under the Option Plan,

--------

        (1) This figure includes a 750,000-share increase approved by the Board on September 25, 1998 and is subject to shareholder approval at the 1999 Annual Stockholders Meeting.



                                       2.

the limit will be increased to 400,000 shares. Such share limitation shall also be subject to adjustment as provided in subsection C.

                B. Shares of Common Stock subject to the unexercised portion of any outstanding options under the Plan which expire or terminate prior to exercise in full or which are otherwise cancelled in accordance with the cancellation-regrant provisions of Section VIII shall be available for subsequent option grants under the Plan. Shares subject to any option cancelled or surrendered in accordance with the provisions of Section VII or Section X shall not be available for subsequent option grants under the Plan. Shares issued under the Plan, whether or not such shares are subsequently repurchased by the Company, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants under the Plan. In addition, should the option price of an outstanding option under the Plan be paid with shares of Common Stock, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the option holder.

                C. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock dividend, stock split, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which stock options and separately exercisable stock appreciation rights may be granted per participant in any fiscal year and (iii) the aggregate number and/or class of securities and the option price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                D. Shares of Common Stock issuable upon exercise of an option granted under the Plan may be subject to such restrictions on transfer or other restrictions as may be determined by the Plan Administrator.

        V.      TERMS AND CONDITIONS OF OPTIONS

                Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or non--statutory options. Individuals who are not Employees (as defined in subsection C.2 below) may only be granted non-statutory options. Each option grant shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified in this Section V and in Section VII. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section VI.

                A.      Option Price.

                        1. The option price per share shall be fixed by the Plan Administrator. In no event, however, shall the option price per share be less than one hundred percent (100%) of




                                       3.

the Fair Market Value of a share of Common Stock on the date of the option grant, subject to Sections VI.A and VI.D.

                        2. The option price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section XI and the documents evidencing the option grant, be payable in one of the following alternative forms (as determined by the Plan Administrator):

                        (A) in cash or check made payable to the Company's order; or

                        (B) in shares of Common Stock of the Company held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the date the option is exercised; or

                        (C) through a broker-dealer sale and remittance procedure pursuant to which the Optionee shall provide irrevocable written instructions (I) to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and state income and employment taxes required to be withheld by the Company by reason of such purchase and (II) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to effect the sale transaction.

                Except to the extent such sale and remittance procedure is utilized, payment of the option price must occur at the time the option is exercised.

                        3. The Fair Market Value of a share of Common Stock on any relevant date under the Plan shall be determined in accordance with the following provisions:

                        (A) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

                        (B) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.




                                       4.

                        B. Term and Exercise of Options. Each option granted under the Plan shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the stock option agreement evidencing such option. However, no option granted under the Plan shall have a term in excess of ten (10) years from the grant date. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee otherwise than by will or by the laws of descent and distribution following the Optionee's death.

                        C.      Termination of Service.

                                1.      Except to the extent otherwise provided
below, the following provisions shall govern the exercise period applicable to any options held by the Optionee at the time of cessation of Service or death.

                        (A) Should the Optionee cease to remain in Service for any reason other than death or permanent disability, then the period during which each outstanding option held by such Optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service.

                        (B) In the event such Service terminates by reason of permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), then the period during which each outstanding option held by the Optionee is to remain exercisable shall be limited to the twelve
        (12)-month period following the date of such cessation of Service.

                        (C) Should the Optionee die while holding one or more outstanding options, then the period during which each such option is to remain exercisable shall be limited to the twelve (12)-month period following the date of the Optionee's death. During such limited period, the option may be exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution.

                        (D) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of shares (if any) which are exercisable at the time of his or her cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to be outstanding with respect to any shares for which the option has not otherwise been exercised. Each outstanding option shall immediately terminate and cease to be outstanding, at the time of the Optionee's cessation of Service, with respect to any shares for which the option is not otherwise at that time exercisable.

                        (E)     The Board shall have full power and authority:

                                (i) to extend the period of time for which the option is to remain exercisable following the optionee's termination of Service from the normal three (3)-month (twelve (12) months in the case of death or permanent disability) period



                                       5.

        to such greater period of time as the Board shall deem appropriate under the circumstances; provided, that in no event shall such option be exercisable after the specified expiration date of the option term, or

                                (ii) to establish as a provision applicable to the exercise of one or more options granted under the Plan that during the limited period of exercisability following the cessation of Service, the option may be exercised not only with respect to the number of shares for which it is exercisable at the time of the optionee's cessation of Service but also with respect to one or more subsequent installments of purchasable shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

                        2. For all purposes under the Plan, unless specifically provided otherwise in the option agreement evidencing the option grant, the Optionee shall be deemed to remain in Service for so long as such individual renders services on a periodic basis to the Company or any parent or subsidiary corporation in the capacity of an Employee, a non-employee member of the board of directors or a consultant. The Optionee shall be considered to be an Employee for so long as such individual remains in the employ of the Company or one or more of its parent or subsidiary corporations, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

                D. Stockholder Rights. An Optionee shall have none of the rights of a stockholder with respect to any shares covered by the option until such Optionee shall have exercised the option and paid the option price.

        VI.     INCENTIVE OPTIONS

                The terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as "non--statutory" options when issued under the Plan shall not be subject to such terms and conditions.

                A. Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in that calendar year for the excess number of shares as a non-statutory option under the Federal tax laws.




                                       6.

                B. 10% Stockholder. If the individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation (such individual to be designated a "10% Stockholder"), then the option price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date of the option grant, and no option granted to a 10% Stockholder shall have a term in excess of five (5) years from the grant date.

                Except as modified by the preceding provisions of this Section VI, all provisions of the Plan shall be applicable to the Incentive Options granted hereunder.

        VII.    CORPORATE TRANSACTION

                A. In the event of one or more of the following stockholder--approved transactions (a "Corporate Transaction"):

                                1. a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Company's incorporation;

                                2. the sale, transfer or other disposition of all or substantially all of the assets of the Company; or

                                3. any reverse merger in which the Company is the surviving entity,

then the exercisability of each option outstanding under the Plan shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under the Plan shall not be so accelerated if and to the extent: (i) such option is, in connection with the Corporate Transaction, to be assumed by the successor corporation or parent thereof or replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof or (ii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant, including provisions which wholly preclude acceleration of exercisability upon any specified Corporate Transaction, provided such provisions are set forth in the agreement evidencing the option. The determination of comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                B. Immediately following the consummation of the Corporate Transaction, all outstanding options under the Plan shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

                C. Each outstanding option which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of




                                       7.

securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan, on an aggregate and per participant basis, shall be appropriately adjusted following the consummation of the Corporate Transaction.

                D. The grant of options under this Section VII shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        VIII.   CANCELLATION AND REGRANT OF OPTIONS

                The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock but having an option price per share not less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the new grant date (or in the case of an Incentive Option granted to a 10% Stockholder, not less than one hundred and ten percent (110%) of such Fair Market Value).

        IX.     STOCK APPRECIATION RIGHTS

                A. One or more Optionees may, upon such terms and conditions as the Plan Administrator may establish at the time of the option grant or at any time thereafter, be granted the right to surrender all or part of an unexercised option in exchange for a distribution equal in amount to the excess of (i) the Fair Market Value (on the surrender date) of the number of option shares which are at the time exercisable under the surrendered option or portion thereof over (ii) the aggregate option price payable for such shares. No surrender of an option, however, shall be effective unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the option holder shall accordingly become entitled under this subsection IX.A may be made in shares of Common Stock valued at Fair Market Value at date of surrender, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                B. If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the surrender date and may exercise such rights at any time prior to the later of (i) the expiration of the five (5) business-day period following receipt by the option holder of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised at any time after ten
(10) years following the date of the option grant.

                C. Notwithstanding the foregoing provisions of this Section IX, one or more officers or directors of the Company subject to the short-swing profit restrictions of the Federal




                                       8.

securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under this Plan. Each outstanding option with such a limited stock appreciation right in effect for at least six (6) months shall automatically be cancelled, whether or not the option is otherwise at the time exercisable, upon the occurrence of a Hostile Take-Over, and the Optionee shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the shares under the cancelled option over (ii) the aggregate option price payable for such shares. Such cash distribution shall be made within five (5) days following the consummation of the Hostile Take-Over. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option cancellation and cash distribution.

                D. For purposes of Section IX.C above, the following definitions shall be in effect:

                        A HOSTILE TAKE-OVER shall be deemed to occur in the event (i) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) acquires ownership of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept and (ii) more than fifty percent (50%) of the securities so acquired in such tender or exchange offer are accepted from holders other than officers and directors of the Company subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

                        The TAKE-OVER PRICE per share shall be deemed to be equal to the greater of (i) the Fair Market Value per share on the date of the option cancellation or (ii) the highest reported price per share paid in effecting such Hostile Take-Over.

                E. The shares of Common Stock subject to any option surrendered or cancelled for an appreciation distribution pursuant to this
Section IX shall not be available for subsequent option grants under the Plan.

        X.      LOANS

                A. The Plan Administrator may assist any Optionee (including an Optionee who is an officer of the Company) in the exercise of one or more options granted to such Optionee, including the satisfaction of any Federal and state income and employment tax obligations arising therefrom, by:

                        (i) authorizing the extension of a loan from the Company to such Optionee, or

                        (ii) permitting the Optionee to pay the option price for the purchased Common Stock in installments.




                                       9.

                B. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be established by the Plan Administrator in its sole discretion. Loans or installment payments may be granted with or without security or collateral. However, any loan made to a consultant or other non-employee advisor must be secured by property other than the purchased shares of Common Stock. In all events the maximum credit available to each Optionee may not exceed the sum of (i) the aggregate option price payable for the purchased shares (less the par value) plus (ii) any Federal and state income and employment tax liability incurred by the Optionee in connection with such exercise.

                C. The Plan Administrator may, in its absolute discretion, determine that one or more outstanding loans under the Plan shall be subject to forgiveness by the Company in whole or in part upon such terms and conditions as the Plan Administrator may in its discretion deem appropriate.

        XI.     NO EMPLOYMENT OR SERVICE RIGHTS

                Nothing in the Plan shall confer upon the Optionee any right to continue in the Service or employ of the Company (or any parent or subsidiary corporation of the Company employing or retaining such Optionee) for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any parent or subsidiary corporation of the Company employing or retaining such Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate the Optionee at any time for any reason whatsoever, with or without cause.

        XII.    AMENDMENT OF THE PLAN AND OPTIONS

                A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, no such amendment or modification shall adversely affect the rights and obligations of an Optionee with respect to options at the time outstanding under the Plan unless the Optionee consents to such amendment. In addition, the Board shall not, without the approval of the Company's stockholders, amend the Plan to
(i) materially increase the maximum number of shares issuable under the Plan or the maximum number of shares for which stock options and separately exercisable stock appreciation rights may be granted per participant during any fiscal year, except for permissible adjustments under Section IV.C, (ii) materially increase the benefits accruing to individuals who participate in the Plan, or (iii) materially modify the eligibility requirements for participation in the Plan.

                B. Options to purchase shares of Common Stock may be granted under the Plan which are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Plan are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the excess issuances are made, then (1) any unexercised options representing such excess shall terminate and cease to be exercisable and (2) the Company shall promptly refund to the Optionees the option price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short-Term




                                      10.

Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

        XIII.   EFFECTIVE DATE AND TERM OF PLAN

                A. The Plan was initially adopted by the Board in May, 1985. In March 1987 the Plan was amended and restated by the Board to increase the number of shares issuable thereunder to an aggregate of 1,155,000 shares (the "1987 Restatement"). The 1987 Restatement was approved by the stockholders in April 1987. In January, 1992 the Board approved a further restatement of the Plan (the "1992 Restatement") to effect the following principal amendments: (1) increase the number of shares available for issuance pursuant to the Plan by 500,000 to 1,655,000 shares in the aggregate; (2) allow consultants to receive option grants or stock appreciation rights under the Plan; (3) conform the Plan to recent changes in Rule 16b-3 of the Securities and Exchange Commission; and
(4) extend the term of the Plan from May 19, 1995 to January 19, 2002. The 1992 Restatement was approved by the stockholders in June 1992. On October 7, 1994, the Board approved a further restatement of the Plan (the "1995 Restatement") to effect the following principal adjustments: (i) increase the number of shares of Common Stock authorized for issuance over the remaining term of the Plan by an additional 750,000 shares to 2,405,000 shares; (ii) limit the aggregate number of shares for which any one individual may be granted stock options and separately exercisable stock appreciation rights to 300,000 shares per fiscal year, starting with the fiscal year beginning February 1, 1994, except that for the fiscal year in which an individual receives his or her initial stock option grant under the Plan, the limit will be increased to 400,000 shares; (iii) allow individuals in the Company's employ or service who own or are deemed to own more than twenty-five percent (25%) of the Company's outstanding Common Stock to receive stock options and stock appreciation rights under the Plan and (iv) render the non-employee members of the Board ineligible to receive any further option grants or stock appreciation rights under the Plan. The 1995 Restatement was approved by the stockholders at the 1995 Annual Stockholders Meeting. On September 25, 1998, the Board approved a further restatement of the Plan ("the 1999 Restatement") to effect the following principal adjustments: (I) increase the number of shares of Common Stock authorized for issuance over the remaining term of the Plan by an additional 750,000 shares to 3,155,000 shares and (ii) to extend the term of the Plan through September 30, 2004.

                B. The provisions of the 1987, 1992, 1995 and 1999 Restatements apply only to options granted under the Plan from and after the respective dates such Restatements were adopted by the Board. All options which were issued and outstanding under the Plan immediately prior to such adoption of the such Restatements continue to be governed by the terms and conditions of the Plan (and the instrument evidencing each such option) as in effect on the date each such option was previously granted, and nothing in the Restatements is to affect or otherwise modify the respective rights or obligations of the holders of such options with respect to the acquisition of shares of Common Stock thereunder.

                C. Unless sooner terminated in accordance with Section VII, the Plan shall terminate upon the earlier of (i) September 30, 2004 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise or surrender of options granted hereunder. If the date of termination is determined under clause (i)




                                      11.

above, then options outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

        XIV.    USE OF PROCEEDS

                Any cash proceeds received by the Company from the issuance of shares of Common Stock under the Plan shall be used for general corporate purposes.

        XV.     WITHHOLDING

                The Company's obligation to deliver shares upon the exercise of any option or stock appreciation right or the surrender of any option granted under the Plan shall be subject to the Optionee's satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

        XVI.    REGULATORY APPROVALS

                The implementation of the Plan, the granting of any option or stock appreciation right under the Plan, and the issuance of Common Stock upon the exercise of any such option shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.





                                      12.

PROXY


                           SHARPER IMAGE CORPORATION
                   650 DAVIS STREET, SAN FRANCISCO, CA 94111

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Richard Thalheimer and Tracy Wan, and each of them, with full power of substitution, the proxy or proxies of the undersigned to vote all shares of Common Stock of Sharper Image Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Sharper Image Corporation to be held at the World Trade Club, Ferry Building, San Francisco, California 94111, on June 7, 1999 at 10:00 am., and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat:

                (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)



--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                                                                            Please mark
                                                                                                            your votes as
                                                                                                            indicated in     /X/
                                                                                                            this example.


                                                 WITHHOLD
1. ELECTION OF DIRECTORS                         AUTHORITY         3. PROPOSAL TO APPROVAL OF 1999             FOR  AGAINST  ABSTAIN
   AUTHORITY TO VOTE FOR ANY         FOR        to vote for           AMENDMENT OF THE COMPANY'S               / /    / /     / /
   NOMINEE MAY BE WITHHELD BY    all nominees   all nominees          NON-EMPLOYEE DIRECTORS STOCK OPTION
   LINING THROUGH SUCH NOMINEE'S listed below   listed below          PLAN
   NAME BELOW.                     /  /          /  /
                                                                   4. PROPOSAL TO RATIFY THE SELECTION OF      FOR  AGAINST  ABSTAIN
   THE BOARD OF DIRECTORS RECOMMENDS                                  DELOITTE & TOUCHE LLP AS THE             / /    / /     / /
   A VOTE FOR                                                         COMPANY'S INDEPENDENT AUDITOR. (The
                                                                      Board of Directors recommends a vote
   RICHARD J. THALHEIMER, ALAN R. THALHEIMER,                         FOR.)
   GERALD NAPIER, MORTON DAVID, GEORGE JAMES
                                                                   5. In their discretion, the proxies are authorized to vote upon
                                      FOR  AGAINST  ABSTAIN           such other business as may properly come before the meeting
2. PROPOSAL TO APPROVAL OR 1999       / /    / /      / /             and at any adjournments or postponements thereof.
   AMENDMENT OF THE COMPANY'S
   STOCK OPTION PLAN


                                                                          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
                                                                          MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
                                                                          IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
                                                                          PROPOSALS 1, 2, 3, 4 AND 5 IN THE DISCRETION OF THE PROXY
                                                                          HOLDERS, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
                                                                          BEFORE THE MEETING AND AT ANY ADJOURNMENTS OR POSTPONE-
                                                                          MENTS THEREOF.

                                                                          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                                                                          PROMPTLY USING THE ENCLOSED ENVELOPE


Signature(s)____________________________________________________________________________________________ Dated:____________, 1999
Please sign exactly as name appears above. When shares are held jointly, every holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
---------------------------------------------------------------------------------------------------------------------------------
                                                 - FOLD AND DETACH HERE -